Note 13 - Commitment	9 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Commitments Disclosure [Text Block]

NOTE 13: COMMITMENT

On November 15, 2022, the Company entered into a five-year Employment Agreement with its CEO, Jimmy Galla. Under the terms of the Employment Agreement, the Company agreed to compensate its CEO at a rate of $250,000 annually (“Base Pay”). In addition to the Base Pay, Mr. Galla shall be eligible to earn an annual bonus of up to 100% of the Base Pay based on terms and conditions, including the financial performance of the Company, as well as individual performance goals, as set forth in a bonus plan that is to be determined by the Company’s Board of Directors. The Company also granted Mr. Galla 10,000,000 restricted stock units that vest quarterly for 20 consecutive quarters (500,000 per quarter).